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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):   APRIL 19, 2007

                             TRIARC COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                          (State or other jurisdiction
                               of incorporation)


                  1-2207                             38-0471180
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          (Commission File Number)        (IRS Employer Identification No.)


                280 PARK AVENUE
                  NEW YORK, NY                                 10017
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      (Address of principal executive offices)               (Zip Code)


                                 (212) 451-3000
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              Registrant's telephone number, including area code:


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              In connection with its corporate restructuring, Triarc Companies, Inc. ("Triarc") announced on April 20, 2007 that a definitive agreement had been entered into pursuant to which Deerfield Triarc Capital Corp. (the "Buyer"), a diversified financial company that is externally managed by a subsidiary of Deerfield & Company LLC ("Deerfield"), will acquire Deerfield, a Chicago-based fixed income asset manager in which Triarc owns a controlling interest.

              This definitive agreement, the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 19, 2007, has been entered into by and among the Buyer, DFR Merger Company, LLC, a subsidiary of the Buyer ("Buyer Sub"), Deerfield and Triarc (in its capacity as the sellers' representative). Simultaneously with the entering into of the Merger Agreement, the Buyer also entered into a Registration Rights Agreement (the "Registration Rights Agreement"), dated as of April 19, 2007, with Triarc Deerfield Holdings, LLC (a subsidiary of Triarc) and Triarc (in its capacity as the sellers' representative).

              Set forth below are brief descriptions of the material terms and conditions of each of the Merger Agreement and the Registration Rights Agreement. These descriptions do not purport to be complete and are qualified in their entirety by the Merger Agreement, which is attached hereto as Exhibit 2.1, and the Registration Rights Agreement, which is attached as Exhibit 10.1, each of which are incorporated herein by reference.

MERGER AGREEMENT

              Upon the terms and subject to the conditions set forth in the Merger Agreement, at the contemplated effective time, Buyer Sub will be merged with and into Deerfield, the result of which will be that Deerfield will become an indirect wholly-owned subsidiary of the Buyer (the "Merger").

              The aggregate consideration to be received by Triarc and other members of Deerfield in connection with the Merger is approximately $300 million, consisting of $145 million in cash, approximately 9.6 million shares of common stock of the Buyer (the "Buyer Common Stock") (which had a value of approximately $145 million based on the average of the closing prices over the 10 trading days prior to April 19, 2007), the distribution of approximately 309,000 shares of Buyer Common Stock currently owned by Deerfield (having a value as of April 19, 2007 of approximately $4.6 million), and cash distributions from Deerfield of approximately $6 million plus amounts for taxes relating to pre-closing periods prior to the closing. The consideration to be received by Triarc and the other members of Deerfield is subject to adjustment under certain circumstances, including a deduction of an amount equal to the principal amount of specified debt of Deerfield outstanding (together with all accrued and unpaid interest).

              Accordingly, Triarc expects to receive a minimum of approximately $170 million in consideration for its capital interest of approximately 64% and its profits interest of at least 52% in Deerfield. As a result of the transaction, Triarc expects that it will own in excess of 10% of the Buyer Common Stock.

              Approximately 2.5 million shares of the Buyer Common Stock being issued in the Merger will be deposited into an escrow account (the "Escrow Fund") and will be available to satisfy the post-closing indemnification and other payment obligations of the pre-closing members of Deerfield. Subject to certain limitations (including caps and baskets) and qualifications, the Merger Agreement contains customary indemnification provisions for the benefit of the Buyer as well as the pre-closing members of Deerfield. Barring no outstanding indemnification claims, the Escrow Fund will terminate one year from closing date of the Merger, and any remaining shares of Buyer Common Stock and other assets in the Escrow Fund will be released to the pre-closing members of Deerfield, including Triarc.

              Deerfield and Triarc (as the sellers' representative), on the one hand, and the Buyer and Buyer Sub, on the other hand, have made customary representations, warranties, covenants and agreements to each other in the Merger Agreement. The completion of the Merger is subject to the satisfaction or waiver of conditions customary to transactions of this type including, among others:

              o the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

              o the approval of the issuance of shares of Buyer Common Stock in the Merger by the Buyer's stockholders representing (1) a majority of the votes cast at a meeting to approve such matter and (2) a majority of the votes cast by stockholders not affiliated with Deerfield;

              o the Buyer having obtained debt financing for the aggregate cash consideration payable in the Merger and related fees and expenses;

              o Deerfield having obtained consents from the requisite number of its clients with respect to the Merger;

              o   the  resale  registration   statement   contemplated  by  the
                  Registration Rights Agreement having been declared effective by the SEC;

              o the Buyer having furnished to Deerfield the requisite REIT qualification opinion; and

              o if applicable, the satisfaction by Triarc of certain put rights held by certain Deerfield members.

              The closing of the Merger is expected to occur in the third quarter of 2007. When the transaction closes, the Buyer will discontinue the use of "Triarc" in its name.

              The Merger Agreement also contains certain customary termination rights for both Deerfield and the Buyer, including the right of either party to terminate the Merger Agreement if the closing of the Merger has not occurred by October 19, 2007. In addition, Deerfield has the right to terminate if the Buyer has not obtained a debt financing commitment reasonably satisfactory to the Buyer and Triarc by May 19, 2007, and both Deerfield and the Buyer have the right to terminate if the Buyer has not obtained a debt financing commitment reasonably satisfactory to the Buyer and Triarc by June 19, 2007.

REGISTRATION RIGHTS AGREEMENT

              The Registration Rights Agreement, which was initially entered into by the Buyer, Triarc Deerfield Holdings, LLC and Triarc (in its capacity as sellers' representative) but may be subsequently entered into by any and all of the other members of Deerfield, provides, among other things, that the Buyer must file, no later than 30 days after entering into the Registration Rights Agreement, a registration statement to permit resales of the shares of Buyer Common Stock being issued pursuant to the Merger Agreement. The Buyer must use commercially reasonable efforts to keep the registration statement continuously effective (subject to specified limitations) for a period of two years or until such shares of Buyer Common Stock cease to be registrable securities under the Registration Rights Agreement. In addition, the Registration Rights Agreement grants additional "demand" and "piggyback" registration rights to holders of shares of Buyer Common Stock issued in connection with the Merger that continue to be registrable securities under the Registration Rights Agreement after the resale registration statement described above is no longer required to be kept effective.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits.

              EXHIBIT NO.       DESCRIPTION
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                  2.1           Agreement and Plan of Merger, dated as of
                                April 19, 2007, by and among Deerfield
                                Triarc Capital Corp., DFR Merger Company,
                                LLC, Deerfield & Company LLC and, solely for the purposes set forth therein, Triarc
                                Companies, Inc. (in such capacity, the
                                Sellers' Representative).

                 10.1 Registration Rights Agreement, dated as of April 19, 2007, among Deerfield Triarc Capital Corp., the parties identified as Stockholders on the signature pages thereto and the other persons who may become parties thereto from time to time in accordance therewith and Triarc Companies, Inc., as the Sellers' Representative.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Triarc has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2007

                                         TRIARC COMPANIES, INC.



                                         By: /s/ Stuart I. Rosen
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                                             Name:   Stuart I. Rosen
                                             Title:  Senior Vice President and
                                                     Associate General Counsel,
                                                     and Secretary

                                  EXHIBIT INDEX



      EXHIBIT NO.                DESCRIPTION
      -----------                -----------

         2.1 Agreement and Plan of Merger, dated as of April 19, 2007, by and among Deerfield Triarc Capital Corp., DFR Merger Company, LLC, Deerfield & Company LLC and, solely for the purposes set forth therein, Triarc Companies, Inc. (in such capacity, the Sellers' Representative).

         10.1 Registration Rights Agreement, dated as of April 19, 2007, among Deerfield Triarc Capital Corp., the parties identified as Stockholders on the signature pages thereto and the other persons who may become parties thereto from time to time in accordance therewith and Triarc Companies, Inc., as the Sellers' Representative.